UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 6, 2019

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.400% Senior Notes due 2021	FIS21A	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
0.125% Senior Notes due 2021	FIS21C	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
2.602% Senior Notes due 2025	FIS25A	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On August 6, 2019, Fidelity National Information Services, Inc. issued a press release announcing three and six months ended June 30, 2019 financial results for FIS and Worldpay, Inc. and issued combined company guidance for 2019. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. A copy of Worldpay, Inc. financial schedules for the three and six months ended June 30, 2019 is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

Worldpay, Inc. Acquisition

On March 17, 2019, FIS, Wrangler Merger Sub, Inc., a wholly owned subsidiary of FIS (“Merger Sub”), and Worldpay, Inc. (“Worldpay”) entered into an Agreement and Plan of Merger (the “merger agreement”) pursuant to which Merger Sub would merge with and into Worldpay (the “merger”), with Worldpay surviving the merger and becoming a wholly owned subsidiary of FIS (collectively, the "Worldpay acquisition"). On July 31, 2019, FIS completed the acquisition of Worldpay, and Worldpay's results of operations and financial position will be included in the consolidated results of FIS from and after the date of acquisition.

Supplemental Financial Data

Due to the financial impact of the transaction described above, FIS management desires to furnish investors with the additional information set forth herein to improve the understanding of the Company’s operating performance. The purpose of the schedules included in this Exhibit 99.3 is to recalculate certain non-GAAP measures of the Company’s historical financial performance on a combined company basis for the first and second quarters in 2019, each of the quarters in 2018 and for the full year 2018. The schedules have been prepared by making certain adjustments to the sum of historical Worldpay financial information and historical FIS financial information. The adjustments are discussed in the notes to the schedules.

The information included in this Item 2.02, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1
Press release of Fidelity National Information Services, Inc. dated August 6, 2019 regarding financial results for the three and six months ended June 30, 2019 for FIS and Worldpay, Inc. and combined company guidance for 2019.

99.2	Worldpay, Inc. supplemental financial information for the three and six months ended June 30, 2019.
99.3	Combined company supplemental financial information.
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: August 6, 2019	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Corporate Executive Vice President and Chief Financial Officer

Fidelity National Information Services, Inc.
Date: August 6, 2019	By:	/s/ Katy T. Thompson
		Name:	Katy T. Thompson
		Title:	Corporate Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1
Press release of Fidelity National Information Services, Inc. dated August 6, 2019 regarding financial results for the three and six months ended June 30, 2019 for FIS and Worldpay, Inc. and combined company guidance for 2019.

99.2	Worldpay, Inc. supplemental financial information for the three and six months ended June 30, 2019.
99.3	Combined company supplemental financial information.
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.